                                                                    EXHIBIT 99.1

                    STATEMENT OF CHIEF EXECUTIVE OFFICER AND
           CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350

     In connection with the Form 10-Q of TFC Enterprises, Inc. for the quarter ended March 31, 2003, we, Robert S. Raley, Chief Executive Officer of TFC Enterprises, Inc., and Denise L. Newlon, Chief Financial Officer of TFC Enterprises, Inc., hereby certify pursuant to 18 U.S.C.(S) 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to our knowledge:

     (a) such Form 10-Q for the quarter ended March 31, 2003 fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934, as amended; and

     (b) the information contained in such Form 10-Q for the quarter ended March 31, 2003 fairly presents, in all material respects, the financial condition and results of operations of TFC Enterprises, Inc. as of, and for, the periods presented in such Form 10-Q.


     By: /s/ Robert S. Raley Jr.                   Date: May 15, 2003
         -----------------------------
         Robert S. Raley
         Chief Executive Officer


     By: /s/ Denise L. Newlon                      Date: May 15, 2003
         -----------------------------
         Denise L. Newlon
         Chief Financial Officer